Acquisition of BOH Holdings, Inc. November 21, 2013 Franchise expansion into the attractive Houston, Texas market

Safe Harbor Statement 2 From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Independent Bank Group or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Independent Bank Group’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Independent Bank Group’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system, whether through changes in the discount rate or money supply or otherwise; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, deflation, changes in market interest rates, developments in the securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, bank holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Form 10-Q for the quarter ended September 30, 2013 and the Amendment No. 1 to Form S-4 Registration Statement filed with the SEC on October 23, 2013, under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Strategically Compelling Transaction • Franchise expansion into the attractive Houston market – Entering region through a significant transaction and a high-quality partner – Strong and committed management team offering opportunities for future in-market acquisitions • A top-tier Houston partner – Highly profitable commercial franchise – Strong lending and credit culture – Addition of significant C&I portfolio and low-cost deposits • Financially compelling – Highly earnings accretive transaction with reasonable payback – Leverages excess capital of IBTX – IBTX will increase to over $3.2 billion in assets 3 IBTX (30) BOH Holdings (6)

Overview of BOH Holdings 4 • Founded in 2005 • Impressive growth and profitability trends throughout bank’s history • Attractive franchise with six branches in desirable locations 5-Year CAGR(1) Loans 18.3% Net Income 40.9% Source: SNL Financial 1) 5-year CAGR based on period between 9/30/2008 and 9/30/2013; 2008 data based on bank level regulatory filings Financial Summary Balance Sheet Data (9/30/2013) Total Assets ($000s) 924,573 Total Loans ($000s) 704,641 Total Deposits ($000s) 747,301 Tangible Common Equity ($000s) 69,245 Profitability Data (MRQ Annualized) Net Income ($000s) 11,624 ROAA (%) 1.29 ROAE (%) 12.49 Net Interest Margin (%) 4.49 Efficiency Ratio (%) 55.09 Capitalization and Asset Quality Tang Common Equity/ Tang Assets (%) 7.5 NPAs/ Assets (%) 0.42 NCOs/ Loans (%) 0.00

Transaction Summary 5 Aggregate Deal Value $170 million Consideration Mix 80% stock/ 20% cash Consideration Structure $34 million cash and 3,616,060 shares of IBTX stock based on IBTX share price of $37.61(1) Corporate Governance Three board seats for existing directors of BOH Holdings, including James D. Stein who will serve as a Vice Chairman/Houston Region CEO Approval Requirements IBTX and BOH Holdings shareholders as well as customary regulatory approvals Anticipated Closing Second quarter 2014 Minimum Tangible Book Value $70 million at close, net of seller transaction costs Termination Fee $5 million 1) Based upon the volume weighted average price per IBTX share for the 20 consecutive trading days ending on and including the third trading day preceding the date of the Definitive Agreement

Transaction Multiples 6 1) Core deposits calculated as total deposits less CDs > $100,000 Note: BOH Holdings financial data as of September 30, 2013 BOH Holdings Transaction Aggregate Deal Value = $170 million (dollars in millions) Basis Multiple Price / LTM Net Income $10.5 16.3x Price / Est. 2013 Net Income $11.3 15.0x Price / Est. 2014 Net Income $13.2 12.8x Price / Est. 2015 Net Income $15.4 11.0x Price / Tangible Book Value $69.2 2.46x Core Deposit Premium(1) $610.2 16.5%

Financial Impact 7 EPS Accretion ~12% in 2014(1) ~20% in 2015 Cost Savings ~20% (75% realized in 2014 and 100% thereafter) Earn-back Period ~2.6 years Internal Rate of Return ~25% Pro Forma Capital Ratios at Close(2): TCE/TA 7.4% Tier 1 Capital Ratio 10.3% Total Risk-based Capital Ratio 11.1% 1) Excludes one-time transaction costs 2) IBTX pro forma for BOH Holdings and two pending transactions (Collin Bank and Live Oak Financial Corp.); assumes credit mark of $5.7 million and SBLF redeemed at close

Dynamic Houston Market 8 • Consistently one of the nation’s most attractive markets • Highlights: – Fifth largest MSA in the U.S. with 6.2 million residents as of 2012 – Fastest population growth from 2000 to 2010 of major U.S. metropolitan areas – Year over year, Houston has created 118,000 jobs, pacing three times higher than the national average – Headquarters for 25 Fortune 500 companies; ranks fourth nationwide – Headquarters for 40 of the nation’s 145 publicly traded oil and gas companies; most in the nation – Second largest port based on tonnage and home to the largest medical center in the world • Houston represents 24% of the Texas population and 32% of the State’s deposits Source: Greater Houston Partnership, SNL Financial, U.S. Census Bureau, Fortune

Houston Presence

Six Houston Branches



Kingwood
Cypress Station
Kohrville
Humble
Atascocita
Lake Houston
Aldine
Hudson
Jersey Village
Dyersdale
Sheldon
Memorial
Bunker Hill Village
Tanglewood
Houston
River Oaks
West University Place
Channel
Cloverleaf
Beltway
Galena Park
Bellaire
Medical Center
Pasadena
South Houston
Meadows Place
Sugar Land
Missouri City
Brookside
2920
59
1960
249
290
90
10
73
45
225
8
610
35
288

Houston, Texas

2013 Rank	Institution (ST)	2013 Branches	2013 Deposits ($M)	2013 Market Share (%)
1	JPMorgan Chase & Co. (NY)	229	71,930	41.55
2	Wells Fargo & Co. (CA)	205	20,599	11.90
3	Bank of America Corp. (NC)	115	13,528	7.81
4	BBVA	78	10,582	6.11
5	Zions Bancorp. (UT)	71	9,554	5.52
6	Capital One Financial Corp. (VA)	52	3,928	2.27
7	Prosperity Bancshares Inc. (TX)	61	3,799	2.19
8	Comerica Inc. (TX)	58	3,533	2.04
9	Cullen/Frost Bankers Inc. (TX)	29	3,525	2.04
10	Woodforest Financial Grp Inc. (TX)	109	2,746	1.59
11	Cadence Bancorp LLC (TX)	13	1,595	0.92
12	BOK Financial Corp. (OK)	14	1,577	0.91
13	Regions Financial Corp. (AL)	28	1,456	0.84
14	Texas Capital Bancshares Inc. (TX)	2	1,244	0.72
15	Moody Bancshares Inc. (TX)	26	1,227	0.71
16	East West Bancorp Inc. (CA)	11	983	0.57
17	CBFH Inc. (TX)	16	975	0.56
18	Green Bancorp Inc. (TX)	9	969	0.56
19	Allegiance Bancshares Inc. (TX)	10	955	0.55
20	Citigroup Inc. (NY)	13	925	0.53
21	Patriot Bancshares Inc. (TX)	6	851	0.49
22	Industry Bancshares Inc. (TX)	4	832	0.48
23	***BOH Holdings Inc. (TX)***	*6*	*767*	*0.44*
24	Texas Independent Bcshs Inc. (TX)	22	755	0.44
25	IBERIABANK Corp. (LA)	6	731	0.42
	Top 10 Institutions	**1,007**	**143,723**	**83.0**
	Total For Institutions In Market	**1,525**	**173,106**	**100.0**

Source: SNL Financial
Note: Deposit market share as of June 30, 2013 per FDIC filings

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Pro Forma Impact

- With acquisition of BOH Holdings, IBTX will increase to over $3 billion in assets, ranking 15th of all Texas banks
- IBTX will rank 10th among Texas-based banks for in-state deposits

Texas-Based Banks by Assets

Rank	Institution	Headquarters	Total Assets ($M)
1	Comerica Incorporated	Dallas	64,723
2	Cullen/Frost Bankers, Inc.	San Antonio	23,566
3	Prosperity Bancshares, Inc.	Houston	16,060
4	International Bancshares Corporation	Laredo	12,077
5	Texas Capital Bancshares, Inc.	Dallas	10,798
6	Hilltop Holdings Inc.	Dallas	9,094
7	Beal Financial Corporation	Plano	8,880
8	Cadence Bancorp, LLC	Houston	6,225
9	First Financial Bankshares, Inc.	Abilene	5,076
10	SWS Group, Inc.	Dallas	4,371
11	Woodforest Financial Group, Inc.	The Woodlands	3,942
12	Amarillo National Bancorp, Inc.	Amarillo	3,484
13	Southside Bancshares, Inc.	Tyler	3,468
14	View Point Financial Group, Inc.	Plano	3,385
15	***Independent Bk Group, Inc. - Pro Forma (1)***	***McKinney***	***3,208***
16	Broadway Bancshares, Inc.	San Antonio	2,900
17	CBFH, Inc.	Beaumont	2,458
18	Industry Bancshares, Inc.	Industry	2,364
19	ANB Corporation	Terrell	2,264
20	Happy Bancshares, Inc.	Canyon	2,249

Texas-Based Banks by Deposit Market Share

Rank	Institution (ST)	Branches	6/30/13 Deposits ($M)	Market Share (%)
1	Cullen/Frost Bankers Inc.	130	20,363	3.64
2	Prosperity Bancshares Inc.	267	13,982	2.50
3	Comerica Inc.	138	9,870	1.77
4	Texas Capital Bancshares Inc.	13	7,721	1.38
5	Hilltop Holdings Inc.	84	6,925	1.24
6	International Bancshares Corp.	172	6,767	1.21
7	First Financial Bankshares	65	3,966	0.71
8	Woodforest Financial Grp Inc.	208	3,022	0.54
9	Amarillo National Bancorp Inc.	17	2,924	0.52
10	***Independent Bk Group Inc. - Pro Forma (1)***	***36***	***2,535***	***0.45***
11	Southside Bancshares Inc.	40	2,502	0.45
12	Broadway Bancshares Inc.	40	2,439	0.44
13	ViewPoint Financial Group Inc	32	2,267	0.41
14	Industry Bancshares Inc.	19	2,088	0.37
15	CBFH Inc.	35	2,056	0.37
16	A.N.B. Holding Co. Ltd.	30	2,022	0.36
17	Happy Bancshares Inc.	33	1,818	0.33
18	South Plains Finl Inc.	23	1,768	0.32
19	Lone Star Natl Bcshs--TX Inc.	33	1,758	0.31
20	North American Bancshares Inc.	34	1,724	0.31
	Top 10 Texas-based Institutions	**1,130**	**78,075**	**14.0**
	Total For Institutions In Market	**6,869**	**559,153**	**100.0**

Source: SNL Financial
1) IBTX pro forma for BOH Holdings and two pending transactions (Collin Bank and Live Oak Financial Corp.)
Note: Financial data as of September 30, 2013
Note: Deposit market share as of June 30, 2013, per FDIC filings

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Pro Forma Loan Portfolio 11 Yield on loans: 5.57% Yield on loans: 5.25% Yield on loans: 5.48% Loans ($M) Residential RE 356$ 20.9% Commercial RE & Multi 844 49.4% Construction & Land 204 11.9% C&I 230 13.4% Consumer & Other 75 4.4% Total 1,710$ 100.0% Loans ($M) Residential RE 90$ 12.7% Commercial RE & Multi 313 44.4% Construction & Land 84 12.0% C&I 201 28.5% Consumer & Other 18 2.5% Total 705$ 100.0% Loans ($M) esidential RE 446$ 18.5% Commercial RE & Multi 1,157 47.9% Construction & Land 288 11.9% C&I 430 17.8% Consumer & Other 93 3.8% Total 2,414$ 100.0% Resi. RE 20.9% Comm. RE & Multi 49.4% Constr. & Land 11.9% C&I 13.4% Consumer & Other 4.4% Resi. RE 12.7% Comm. RE & Multi 44.4% Constr. & Land 12.0% C&I 28.5% Consumer & Other 2.5% Resi. RE 18.5% Comm. RE & Multi 47.9% Constr. & Land 11.9% C&I 17.8% Consumer & Other 3.8% Independent Bank Group BOH Holdings Pro Forma Source: SNL Financial Note: Financial data as of September 30, 2013 Note: IBTX pro forma for two pending acquisitions (Collin Bank and Live Oak Financial Corp.)

Pro Forma Deposit Mix 12 Independent Bank Group BOH Holdings Pro Forma Cost of deposits: 0.45% Cost of deposits: 0.25% Cost of deposits: 0.39% Deposits ($M) NIB Demand 339$ 19.2% NOW & Other Trans. 767 43.4% Savings & MMDA 263 14.9% Retail CDs 177 10.0% Jumbo CDs 222 12.5% Total 1,768$ 100.0% Deposits ($M) NIB Demand 294$ 39.3% NOW & Other Trans. 24 3.2% Savings & MMDA 278 37.2% Retail CDs 15 2.0% Jumbo CDs 137 18.3% Total 747$ 100.0% Deposits ($M) NIB Demand 633$ 25.2% NOW & Other Trans. 791 31.5% Savings & MMDA 541 21.5% Retail CDs 192 7.6% Jumbo CDs 359 14.3% Total 2,516$ 100.0% NIB Demand 39.3% NOW & Other Trans. 3.2% Savings & MMDA 37.2% Retail CDs 2.0% Jumbo CDs 18.3% NIB Demand 19.2% NOW & Other Trans. 43.4% Savings & MMDA 14.9% Retail CDs 10.0% Jumbo CDs 12.5% Source: SNL Financial Note: Financial data as of September 30, 2013 Note: IBTX pro forma for two pending acquisitions (Collin Bank and Live Oak Financial Corp.) NIB Demand 25.2% NOW & Other Trans. 31.5% Savings & MMDA 21.5% Retail CDs 7.6% Jumbo CDs 14.3%

Summary 13 • Marks IBTX’s entry into the dynamic Houston market, resulting in a significant presence in three of the nation’s most attractive MSAs: Dallas, Austin, and Houston • BOH Holdings brings a quality and committed management team • BOH Holdings is a top-tier banking organization with attractive financial metrics • Financially rewarding with strong EPS accretion and reasonable tangible book value earn-back

APPENDIX 14

BOH Holdings Financial Highlights 15 12/31/09 - For the Years Ended 12/31: Quarters Ended: 9/30/13 2009 2010 2011 2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 CAGR Balance Sheet ($000) Assets 507,489 600,281 752,939 901,020 901,020 887,241 938,243 924,573 17.3% Net Loans & Leases 376,866 430,590 509,740 623,206 623,206 649,857 674,260 698,402 17.9% Deposits 431,248 521,086 611,659 762,413 762,413 722,646 759,763 747,301 15.8% Equity 43,966 47,555 84,678 86,800 86,800 89,457 91,197 94,282 22.6% Tangible Common Equity 43,966 47,555 60,740 62,450 62,450 64,884 66,289 69,245 12.9% Profitability (%) Net Income ($000) 2,400 3,620 6,247 8,001 2,171 2,542 2,835 2,906 Core ROAA(1) 0.36 0.62 0.99 0.98 1.04 1.14 1.26 1.28 Core ROAE(1) 3.79 7.56 9.14 9.02 9.88 11.02 12.30 12.39 Net Interest Margin 4.23 4.30 4.38 4.04 4.05 4.30 4.52 4.49 Efficiency Ratio 73.0 67.0 63.6 63.8 63.0 58.2 55.7 55.1 Non Interest Income/AA 0.16 0.13 0.10 0.12 0.01 0.27 0.29 0.23 Balance Sheet Ratios (%) TCE / TA 8.66 7.92 8.07 6.93 6.93 7.31 7.07 7.49 Tangible Equity / Tangible Assets 8.66 7.92 11.25 9.63 9.63 10.08 9.72 10.20 Leverage Ratio 8.87 7.84 11.83 9.66 9.66 10.24 10.20 10.48 Loans/Deposits 88.4 83.7 84.3 82.6 82.6 90.8 89.6 94.3 Risk Based Capital Ratio 11.7 10.9 16.0 13.7 13.7 13.5 13.2 13.4 Asset Quality (%) NPAs & 90+ PD / Loans + OREO 1.38 2.02 1.40 0.80 0.80 0.78 0.61 0.55 LLR / Loans 1.08 1.25 1.15 0.98 0.98 0.95 0.92 0.89 LLR / NPAs 78 61 81 121 121 122 149 161 NCOs/Avg Loans 0.37 0.28 0.12 0.01 0.00 0.00 0.00 0.00 Texas Ratio 11.11 19.01 8.09 5.47 5.47 5.36 4.31 3.86 Source: SNL Financial 1) Core income excludes extraordinary items, and gains/losses on sale of securities Note: 2009 and 2010 financial data represents bank level

Contact Information 16 Corporate Headquarters Analysts/Investors: Independent Bank Group, Inc. Torry Berntsen 1600 Redbud Blvd President and Chief Operating Officer Suite 400 (972) 562-9004 McKinney, TX 75069 tberntsen@independent-bank.com (972) 562-9004 Telephone Michelle Hickox (972) 562-7734 Fax Executive Vice President and Chief Financial Officer independent-bank.com (972) 562-9004 mhickox@independent-bank.com Media: Eileen Ponce Marketing Director (469) 742-9437 eponce@independent-bank.com